Exhibit 99.1

Imperial appoints new president; CEO Brad Corson announces retirement

•Corson announces intention to retire after 42-year career at Imperial and ExxonMobil
•Board appoints new president, John Whelan, effective April 1, 2025
•Whelan to succeed Corson as chairman and CEO, effective May 8, 2025

CALGARY, Alberta – February 13, 2025 – Imperial (TSE: IMO, NYSE American: IMO) today said the board of directors has approved the appointment of John Whelan as president, effective April 1, 2025. Chairman, president and chief executive officer, Brad Corson, has declared his plans to retire from Imperial after 42 years of service and following an orderly transition. At the conclusion of the company’s annual meeting of shareholders on May 8, 2025, Mr. Whelan will assume the role of chairman, president and CEO of Imperial Oil Limited.

“On behalf of the Imperial board of directors, I would like to thank Brad Corson for his incredible leadership and dedication over the past five years,” said Lead Director David Cornhill. “Brad steered the company through the challenges of the global pandemic, with the organization emerging to deliver the strongest financial years in company history. During his tenure, Imperial achieved repeated records for upstream production and exceptional downstream performance, delivering significant shareholder value through unprecedented share price appreciation and cash returns through record share repurchases and dividend growth.”

“Importantly, Brad has also positioned the company and its employees for future competitive success with strategic projects, including growth projects at Kearl and Cold Lake, the Strathcona renewable diesel facility and Low Carbon Solutions business, and as a founding member of the Pathways Alliance initiative to reduce emissions from oil sands operations.”

“John brings extensive experience at both Imperial and on global ExxonMobil portfolios to successfully deliver exceptional operational performance and enhanced competitiveness, which will build on this strong momentum and continue to grow shareholder value going forward, and we welcome him back to Imperial,” Cornhill added.

Mr. Corson was appointed chairman, president and chief executive officer of Imperial on January 1, 2020. A native of Woodstock, Illinois, Mr. Corson started his career with ExxonMobil in 1983 in New Orleans, Louisiana, and has held various technical, operations, commercial and managerial assignments around the world. Prior to his appointment to Imperial, he was vice president of Exxon Mobil Corporation responsible for overseeing ExxonMobil’s global upstream acquisition and divestment programs, including strategic acquisitions in the Permian Basin, Papua New Guinea, Mozambique and Brazil.

Mr. Whelan, a native of St. John’s, Newfoundland and Labrador, holds a Bachelor of Engineering in Mechanical Engineering from Memorial University of Newfoundland. He began his career with ExxonMobil in 1988 in Drayton Valley, Alberta and has held various technical, project, operations, commercial and management positions in Canada, the United States and Norway. Mr. Whelan returned to Canada in 2013 and served as Imperial’s vice president of Upstream production. He was appointed Imperial’s senior vice president, Upstream in March 2017, leading the upstream organization through a period of record growth, including increased production and reliability at Kearl, the company’s oil sands mining operation.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.
imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Mr. Whelan is currently ExxonMobil Upstream’s senior vice president, responsible for the company’s conventional and heavy oil global business line. In this role, Mr. Whelan leads global business units across the USA, Canada, Europe, Caspian, Middle East and Asia Pacific regions, successfully driving operational excellence with integrated strategy and portfolio development to deliver exceptional performance and continuous improvement across the full value chain.

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Source: Imperial
After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.
imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Forward-looking statements: Statements of future events or conditions in this report, including projections, targets, expectations, estimates, and business plans, are forward-looking statements. Forward-looking statements include references to Mr. Whelan assuming the role of the company’s chairman, president and CEO at the conclusion of the company’s annual meeting of shareholders; future competitive success of the company with strategic projects, operational performance, and growth in shareholder value; and plans and impact of the Pathways Alliance in respect of emissions reductions, and are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made.

Actual future financial and operating results, including expectations and assumptions concerning the outcome of shareholder voting at the company’s annual meeting of shareholders on May 8, 2025; future energy demand, supply and mix; project plans, timing, costs, technical evaluations and capacities, and the company’s ability to effectively execute on these plans and operate its assets; the adoption and impact of new facilities or technologies on reductions to greenhouse gas emissions, including but not limited to technologies using solvents to replace energy intensive steam at Cold Lake, Strathcona renewable diesel, carbon capture and storage including in connection with hydrogen for the renewable diesel project, recovery technologies and efficiency projects, and any changes in the scope, terms, or costs of such projects; the degree and timeliness of support that will be provided by policymakers and other stakeholders for various new technologies such as carbon capture and storage; for renewable diesel, the availability and cost of locally-sourced and grown feedstock and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; the amount and timing of emissions reductions, including the impact of lower carbon fuels; the receipt, in a timely manner, of regulatory and third-party approvals; performance of third-party service providers, including service providers located outside of Canada; commodity prices, foreign exchange rates and general market conditions; and applicable laws and government policies, including with respect to climate change, greenhouse gas emissions reductions and low carbon fuels, could differ materially depending on a number of factors.

These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market factors, economic conditions and seasonal fluctuations and resulting demand, price, differential and margin impacts, including Canadian and foreign government action with respect to supply levels, prices, trade tariffs, trade sanctions or trade controls, the occurrence of disruptions in trade or military alliances, or a broader breakdown in global trade; political or regulatory events, including changes in law or government policy, applicable royalty rates, tariffs, and tax laws; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; failure, delay, reduction, revocation or uncertainty regarding supportive policy and market development for the adoption of emerging lower emission energy technologies and other technologies that support emissions reductions; the receipt, in a timely manner, of regulatory and third-party approvals, including for new technologies relating to the company’s lower emissions business activities; third-party opposition to company and service provider operations, projects and infrastructure; competition from alternative energy sources and established competitors in such markets, the results of research programs and new technologies, including with respect to autonomous operations and greenhouse gas emissions, and ability to bring new technologies to commercial scale on a commercially competitive basis, and the competitiveness of alternative energy and other emission reduction technologies; project management and schedules and timely completion of projects; operational hazards and risks; cybersecurity incidents including incidents caused by actors employing emerging technologies such as artificial intelligence; general economic conditions, including inflation and the occurrence and duration of economic recessions or downturns; and other factors discussed in “Item 1A Risk factors” and “Item 7 Management’s discussion and analysis” in the company’s most recent annual report on Form 10-K.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.
imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

Source: Imperial
After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.
imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited